Exhibit 99.14

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	March-06
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing service to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		4/24/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		4/24/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		480-607-2628

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

				CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB				RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS
	SVB Operating	B of A DIP	B of A DIP	Payroll	Tax	Total
	#	Checking	Money Market	#	#

Balance at Beginning of Period		141,268.36	4,565,147.80			4,706,416.16

RECEIPTS
Cash Sales
Accounts Receivable		224,542.06				224,542.06
Interest Income			6,231.35			6,231.35
Loans and Advances
Sale of Assets		1,000.00				1,000.00
Transfers from Other DIP Accounts		250,000.00				250,000.00
Other (attach list)		67,298.86				67,298.86

TOTAL RECEIPTS		542,840.92	6,231.35			549,072.27

DISBURSEMENTS
Business - Ordinary Operations		178,632.88				178,632.88
Capital Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts			250,000.00			250,000.00
Other (attach list)

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees		293,077.14				293,077.14
U. S. Trustee Quarterly Fee
Court Costs

TOTAL DISBURSEMENTS		471,710.02	250,000.00			721,710.02

Balance at End of Month (See Note Below)		212,399.26	4,321,379.15			4,533,778.41
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above						721,710.02
Less: Transfers to Other DIP Accounts						250,000.00
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees						471,710.02

Balance at End of month excludes the following: Miscellaneous cash of $0.79.

THREE-FIVE SYSTEMS, INC.

YTD 3/31/2006

TFS Corp 3/31/06

Income Statement (Totals may not add due to rounding.)
Net Sales	0
Total Cost of Sales	0
Gross Margin	0
Total Admin	1,394,538
Total SG&A	1,394,538
Loss (Gain) on Sale of Assets	46,000
Total Operating Expenses	1,440,538
Operating Income/(Loss)	(1,440,538)

Interest Income	54,502
Interest & Other Inc/(Exp)	54,502
Profit/(Loss) Before Tax	(1,386,036)
Income Taxes	(255)
Net Income/(Loss)	(1,385,781)

Balance Sheet (Unaudited) Totals may not add due to rounding.

YTD 03/31/2006

TFS Corp 3/31/06

ASSETS

CASH AND CASH EQUIVALENT	4,533,779
ACCOUNTS RECEIVABLE PRE	1,476,982
ACCOUNTS RECEIVABLE POST	17,949
INTERCO RECEIVABLE-TFS DI	1,997,189
INTERCO RECEIVABLE-REDMOND	13,073,059
INTERCO - TFS EMS POST FILING	18,658
ASSETS HELD FOR SALE	1,465
OTHER CURRENT ASSETS	1,399,237

TOTAL CURRENT ASSETS	22,518,318

PLANT, PROPERTY & EQUIPMENT	217,899
ACCUMULATED DEPRECIATION	(217,899)

NET FIXED ASSETS	0

OTHER ASSETS	2,178,955
INVESTMENT TFS DI	100

TOTAL ASSETS	24,697,373

Balance Sheet (Unaudited) Totals may not add due to rounding.

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,856,664
ACCOUNTS PAYABLE POST	906,391
OTHER ACCRUED LIABILITIES PRE	805,678
OTHER ACCRUED LIABILITIES POST	399,175

TOTAL CURRENT LIABILITIES	5,967,907

TOTAL LONG-TERM LIABILITIES	0

TOTAL LIABILITIES	5,967,907

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958
TREASURY STOCK	(1,170,526)
ADDITIONAL PAID-IN CAPITAL	201,071,985
RETAINED EARNINGS-CURRENT	(1,385,781)
RETAINED EARNINGS-PRIOR	(180,006,170)

TOTAL STOCKHOLDER'S EQUITY	18,729,466

TOTAL LIABILITIES & EQUITY	24,697,373

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	1,494,931.35		0.00	1,494,931.35
Less Amount Considered Uncollectible	0.00	0.00
Net Accounts Receivable	1,494,931.35	0.00	0.00	1,494,931.35

DUE FROM INSIDER
Schedule Amount	N/A
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory	N/A
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:	N/A

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	217,899.00			217,899.00
Accumulated Depreciation	(217,899.00)			(217,899.00)
Net Equipment	0.00	0.00	0.00	0.00
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
NONE

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable - Excluding Professional	41,682	44,748	600	(3,666)	0
Taxes Payable	0
Notes Payable	0
Professional Fees Payable	864,709	565,065	75,295	1,177	223,172
Secured Debt	0
Other Accrued - Post Petition	399,175	399,175

Total Post-Petition Liabilities	1,305,566	1,008,988	75,895	-2,489	223,172
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED	Payroll and Expense Reimbursement		31,765.13	278,966.24

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
SEE ATTACHED	10/26/2005		293,077.14	1,600,001.33

Total Payments to Professionals

March 2006 Cash Payments to Insiders
Three-Five Systems, Inc.

Type	Num	Date	Name	Further Description	Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	1211	03/03/2006	BENTOVIM	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1214	03/03/2006	CHAVOUSTIE	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1215	03/03/2006	HIRVELA	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1218	03/03/2006	MALMBERG	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1222	03/03/2006	SILVESTRI	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1223	03/03/2006	WERNER	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1236	03/17/2006	SALTICH	COX022406	(42.03)	B of A Checking	Pay	Post
Bill Pmt -Check	1239	03/23/2006	BENTOVIM	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1242	03/23/2006	CHAVOUSTIE	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1245	03/23/2006	GOLDMAN	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1246	03/23/2006	HIRVELA	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1249	03/23/2006	MALMBERG	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1252	03/23/2006	SILVESTRI	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Payroll	Payroll	03/07/2006	Jack Saltich	Payroll	(12,861.55)	B of A Checking	Pay	Post
Payroll	Payroll	03/21/2006	Jack Saltich	Payroll	(12,861.55)	B of A Checking	Pay	Post

				Total for current month	(31,765.13)

				Feb-06	(30,024.39)
				Jan-06	(39,368.08)
				Dec-05	(52,158.18)
				Nov-05	(44,835.62)
				Oct-05	(53,875.91)
				Sep-05	(26,938.93)
				TOTAL TO DATE	(278,966.24)

March 2006 Cash Payments to Professionals
Three-Five Systems, Inc.

Type	Num	Date	Name	Amount	Bank	Pay/Rcpt
Bill Pmt -Check	WIRE	03/07/2006	BAKERMCKEN	(1,459.99)	B of A Checking	Pay
Bill Pmt -Check	WIRE	03/08/2006	SQUIRE	(85,175.74)	B of A Checking	Pay
Bill Pmt -Check	WIRE	03/21/2006	BRIDGE	(98,293.35)	B of A Checking	Pay
Bill Pmt -Check	WIRE	03/21/2006	JENNINGS	(31,035.60)	B of A Checking	Pay
Bill Pmt -Check	WIRE	03/29/2006	SGCOWEN	(77,112.46)	B of A Checking	Pay
			Total for current month	(293,077.14)

			Feb-06	(200,816.54)
			Jan-06	(143,005.38)
			Dec-05	(724,190.95)
			Nov-05	(238,911.32)
			Oct-05	0.00
			Sep-05	0.00
			TOTAL TO DATE	(1,600,001.33)

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE
			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?				X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?			X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
2. TFS EMS Payroll is paid out of corporate. Payroll advances are normally repaid on a monthly basis.

Current number of employees:	3

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Plan of reorganization filed January 6, 2006.

Identify any matters that are delaying the filing of a plan of reorganization:
None

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
March 2006

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post

						SVB		Post
				Net Actitivity	0.00	SVB

				Beginning Balance	0.00	SVB
				Calculated Ending Balance	0.00	SVB

				Balance per Cash Log	0.00	SVB
				Difference	0.00	SVB

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
March 2006

Type	Num	Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	WIRE	03/07/2006	BAKERMCKEN	January 2006	(1,459.99)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	03/08/2006	SQUIRE	January 2006	(85,175.74)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	03/21/2006	BRIDGE	January 2006	(98,293.35)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	03/21/2006	JENNINGS	Equity Committee Counsel - January 2006	(31,035.60)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	03/29/2006	SGCOWEN	expenses	(77,112.46)	B of A Checking	Pay	Post
Bill Pmt -Check	1208	03/03/2006	ACCOUNTEMPS		(294.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1209	03/03/2006	AFLAC		(172.10)	B of A Checking	Pay	Post
Bill Pmt -Check	1210	03/03/2006	AT&T-AZ		(24.48)	B of A Checking	Pay	Post
Bill Pmt -Check	1211	03/03/2006	BENTOVIM	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1212	03/03/2006	BLUE CROSS		(19,452.89)	B of A Checking	Pay	Post
Bill Pmt -Check	1213	03/03/2006	BOWNE		(504.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1214	03/03/2006	CHAVOUSTIE	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1215	03/03/2006	HIRVELA	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1216	03/03/2006	JBUCHANAN		(2,333.33)	B of A Checking	Pay	Post
Bill Pmt -Check	1217	03/03/2006	LINEARNET		(3,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1218	03/03/2006	MALMBERG	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1219	03/03/2006	QWEST		(1,963.33)	B of A Checking	Pay	Post
Bill Pmt -Check	1220	03/03/2006	QWESTKY		(1,173.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1221	03/03/2006	RENA		(40.80)	B of A Checking	Pay	Post
Bill Pmt -Check	1222	03/03/2006	SILVESTRI	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1223	03/03/2006	WERNER	BOARD CALL 3/1/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1224	03/15/2006	LINEARNET		(6,000.00)	B of A Checking	Pay	Post
Check - Void	1155	03/15/2006	JTANNER	DEC2005 STOP PAYMENT PLACED LOST CHECK	10,000.00	B of A Checking	Pay	Post
Bill Pmt -Check	1225	03/17/2006	ACCOUNTEMPS		(1,708.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1226	03/17/2006	BANKOFNY		(7,897.54)	B of A Checking	Pay	Post
Bill Pmt -Check	1227	03/17/2006	CT CORP		(1,989.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1228	03/17/2006	FENNEMORE		(103.30)	B of A Checking	Pay	Post
Bill Pmt -Check	1229	03/17/2006	GLOBAL-CO		(5.80)	B of A Checking	Pay	Post
Bill Pmt -Check	1230	03/17/2006	JBUCHANAN		(4,879.29)	B of A Checking	Pay	Post
Bill Pmt -Check	1231	03/17/2006	JTANNER	DEC2005 REPLACEMENT CHECK	(10,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1232	03/17/2006	MCMANIMIE		(300.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1233	03/17/2006	PR NEWSWIRE		(125.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1234	03/17/2006	RENA		(204.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1235	03/17/2006	ROBERTHALF		(700.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1236	03/17/2006	SALTICH	COX022406	(42.03)	B of A Checking	Pay	Post
Bill Pmt -Check	1237	03/17/2006	WALDRON		(9,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1238	03/17/2006	WAYLEN		(8,093.26)	B of A Checking	Pay	Post
Bill Pmt -Check	1239	03/23/2006	BENTOVIM	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1240	03/23/2006	BOFA	BANK FEES	(327.55)	B of A Checking	Pay	Post
Bill Pmt -Check	1241	03/23/2006	BONESIO		(6,246.45)	B of A Checking	Pay	Post
Bill Pmt -Check	1242	03/23/2006	CHAVOUSTIE	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1243	03/23/2006	D&TTAX	Ex-pat tax return preparation/issues	(8,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1244	03/23/2006	DAVISWRIGH		(70.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1245	03/23/2006	GOLDMAN	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1246	03/23/2006	HIRVELA	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1247	03/23/2006	IRON		(685.35)	B of A Checking	Pay	Post
Bill Pmt -Check	1248	03/23/2006	LARSONALLEN		(60.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1249	03/23/2006	MALMBERG	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1250	03/23/2006	PITMAN		(125.66)	B of A Checking	Pay	Post
Bill Pmt -Check	1251	03/23/2006	RENA		(210.80)	B of A Checking	Pay	Post
Bill Pmt -Check	1252	03/23/2006	SILVESTRI	BOARD CALL 3/21/06	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1253	03/27/2006	EEW		(1,325.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1254	03/31/2006	HQGLOBAL	rent	(10,972.52)	B of A Checking	Pay	Post
NONAUTO	BANK CHARGES	03/31/2006	BANK CHARGES		(3,002.30)	B of A Checking	Pay	Post
NONAUTO	FSA FUNDING	03/31/2006	FSA FUNDING		(4.00)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	03/07/2006	PAYROLL		(24,993.94)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	03/21/2006	PAYROLL		(29,519.36)	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	03/08/2006	SUBSIDIARY FUNDING		(9,639.93)	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	03/22/2006	SUBSIDIARY FUNDING		(6,444.87)	B of A Checking	Pay	Post
				Total Post Payments	(471,710.02)	B of A Checking
				Total Payments	(471,710.02)	B of A Checking

Deposit	Deposit	03/03/2006	BANK DEPOSIT	BLUE CROSS	561.62	B of A Checking	Rcpt	Post
Deposit	Deposit	03/07/2006	BANK DEPOSIT	THREE FIVE TRANSFER FROM MONEY MARKET	250,000.00	B of A Checking	Rcpt	Post
Deposit	Deposit	03/17/2006	BANK DEPOSIT	STATE OF CALIFORNIA TAX REFUND	259.00	B of A Checking	Rcpt	Post
Deposit	Deposit	03/17/2006	BANK DEPOSIT	LIGHTSTAT	1,855.70	B of A Checking	Rcpt	Post
Deposit	Deposit	03/20/2006	BANK DEPOSIT	BLUE CROSS	64,072.15	B of A Checking	Rcpt	Post
Deposit	Deposit	03/20/2006	BANK DEPOSIT	E SOFTWARE DESIGNS, LLC	500.00	B of A Checking	Rcpt	Post
Deposit	Deposit	03/27/2006	BANK DEPOSIT	BRILLIAN	500.00	B of A Checking	Rcpt	Post
Payment	060328042601	03/28/2006	BANK DEPOSIT	KONTRON	200,000.00	B of A Checking	Rcpt	Post
Deposit	Deposit	03/30/2006	BANK DEPOSIT	PETTY CASH	550.39	B of A Checking	Rcpt	Post
Payment	103362	03/30/2006	SUBSIDIARY PYMT	REDPOST	24,542.06	B of A Checking	Rcpt	Post
				Total Receipts	542,840.92	B of A Checking
				Net Actitivity	71,130.90	B of A Checking

				Beginning Balance	141,268.36	B of A Checking
				Calculated Ending Balance	212,399.26	B of A Checking

				Balance per cash log	212,399.26	B of A Checking
				Difference	0.00	B of A Checking

				Ending Cash - Bank of America Checking	212,399.26
				Ending Cash - Bank of America Money Market	4,321,379.15
				Ending Cash - SVB	0.00
				Petty Cash	0.00
				Merrill Lynch	0.79
				Cash - SVB CD (Interest)	0.00
				Total Cash Per Balance Sheet	4,533,779.20

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post

Bill Pmt -Check	102	03/07/2006	THREE-FIVE SYSTEMS	TRANSFER TO CHECKING	(250,000.00)	B of A MM	Pymt	Post
				Total Post Payments	(250,000.00)
Interest	Interest Earned	03/31/2006			6,231.35	B of A MM	Rcpt	Post
				Total Receipts	6,231.35
				Net Actitivity	(243,768.65)	B of A MM

				Beginning Balance	4,565,147.80	B of A MM
				Calculated Ending Balanace	4,321,379.15	B of A MM

				Balance per Cash Log	4,321,379.15	B of A MM
				Difference	0.00	B of A MM

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
March 2006

Three-Five Systems, Inc.
March 2006
Case Number: 2-05-BK-17104-RTB
Insurance coverages

Name & Address & Zip of	Description	Period Covered	Payment Amount
Other Parties			& Frequency
all subject to audit

St. Paul Travelers Casualty	Domestic Commercial Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Crime Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy 406CH3941
St. Paul, MN 55102

St. Paul Travelers Casualty	Fiduciary Liability Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 583CM0452
St. Paul, MN 55102

St. Paul Travelers Casualty	International Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Ocean Marine Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy OC06100183
St. Paul, MN 55102

St. Paul Travelers Casualty	Worker's Compensation Insurance	6/12/05-6/12/06	paid in full
385 Washington Street	Policy WVA8900499
St. Paul, MN 55102

Executive Liability Underwriters	Directors' and Officers' Insurance	10/27/04-10/26/06	paid in full
One Constitution Plaza, 16th Floor	Policy ELU087305-04
Harford, CT 06103

Carolina Casualty Insurance	Employment Practices Insurance	5/1/05-5/1/06	paid in full
8381 Dix Ellis Trail	Policy 46523491
Jacksonville, FL 32256